Agreement to Sell Substantially All Assets to Renewable Energy Group, Inc. in Exchange for Shares December 17, 2013 Exhibit 99.2

Forward Looking Statements
This document contains certain forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995, as amended, including statements regarding the benefits of the transactions for investors in
Syntroleum Corporation (“Syntroleum”) and Renewable Energy Group, Inc. (“REG”), the benefits of the transactions to the business of the combined company, the estimated amounts available for distribution to
Syntroleum stockholders in connection with the dissolution and the timing of the closing of the asset sale.
Forward-looking statements may also include statements relating to the Fischer-Tropsch ("FT") process,
Syntroleum ® Process, Synfining ® Process, and related technologies including, gas-to-liquids ("GTL"), coal-to-
liquids ("CTL") and biomass-to-liquids ("BTL"), and Syntroleum’s renewable fuels Bio-Synfining ® technology.
These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks associated with obtaining
Syntroleum’s stockholder approval and the failure to satisfy other closing conditions to the asset sale; REG’s ability to integrate Syntroleum’s business with its own, changes or events affecting the business, financial condition or results of operations of either Syntroleum or REG prior to the closing of the asset sale; the risk that
Syntroleum will discover or incur unanticipated liabilities or expenses in connection with the dissolution that would limit or eliminate distributions to Syntroleum stockholders; and other risks and uncertainties described from time to time in REG's annual report on Form 10-K, quarterly reports on Forms 10-Q and other periodic filings with the
SEC and Syntroleum’s annual report on Form 10-K, quarterly reports on Forms 10-Q and other periodic filings with the SEC. The forward-looking statements are made as of the date of this press release and neither REG nor
Syntroleum undertakes to update any forward-looking statements based on new developments or changes in expectations.

Additional Information

Additional Information about the Proposed Transactions and Where to Find It
REG plans to file with the SEC a registration statement on Form S-4 in connection with the transactions discussed in this presentation, which will include Syntroleum’s preliminary proxy statement and REG’s preliminary prospectus for such transactions. REG and Syntroleum will also file other documents with the SEC related to the proposed transactions. Syntroleum will mail a definitive proxy statement/prospectus to its stockholders as of a record date to be established for voting on the proposed transactions. THE REGISTRATION STATEMENT AND
THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT
REG, SYNTROLEUM, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. BEFORE MAKING ANY
VOTING AND INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS, INVESTORS AND
STOCKHOLDERS OF SYNTROLEUM ARE URGED TO READ THE REGISTRATION STATEMENT AND
DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. The
registration statement, the proxy statement/prospectus and other documents, when filed with the SEC by REG and Syntroleum, can be obtained free of charge through the website maintained by the SEC at
www.seg.gov,
at
REG’s website at www.regi.com under the tab “Investor Relations” and then “Financial Information” and “SEC
Filings,” at Syntroleum’s website at www.syntroleum.com under the tab “Investor Relations” and then “SEC
Filings,” from Renewable Energy Group Investor Relations, 416 S. Bell Avenue, Ames, Iowa 50010, telephone:
515-239-8091, or from Syntroleum Investor Relations, 5416 S. Yale Ave., Suite 400, Tulsa, Oklahoma 74135,
telephone: 281-224-9862.

Disclaimer; Proxy Solicitations

Disclaimer
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation
Syntroleum and REG and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Syntroleum stockholders in connection with the transactions discussed in this presentation. Information regarding the special interests of these directors and executive officers in the proposed transactions will be included in the definitive proxy statement/prospectus referred to above. Additional information regarding Syntroleum’s directors and executive officers is also included in Syntroleum’s proxy statement for its 2013 Annual Meeting of
Stockholders, which was filed with the SEC on November 1, 2013. Additional information regarding
REG’s directors and executive officers is also included in REG’s proxy statement for its 2013 Annual
Meeting of Stockholders, which was filed with the SEC on April 4, 2013. These proxy statements are available free of charge at the SEC’s website at www.sec.gov and from Syntroleum and REG by contacting them as described above. Other information about the participants in the proxy solicitation will be contained in the proxy statement/prospectus.

Transaction Overview
• Syntroleum’s Board unanimously approved on December 17th an agreement to sell to Renewable Energy Group (REG) substantially all of Syntroleum’s assets including:
– 50% interest in Dynamic Fuels
– Global renewable fuels intellectual property
– Gas to liquids intellectual property
• Syntroleum would retain certain liabilities
• Purchase consideration: 3,796,000 shares of REG
– $40.3 mm value as of 12/16 ($4.04 per share), capped at $49 million, and subject to adjustment based on cash to be delivered to REG at closing (1)
– 37% premium to SYNM 10 day average price (1)
– Approximately 9.2% of combined company (2)
– Syntroleum currently intends to issue REG shares as a liquidating dividend to stockholders, subject to satisfaction by Syntroleum of its retained liabilities

(1) Based on share prices as of 12/16/13.
(2) Calculated based on the number of REG shares outstanding post-transaction on a fully-diluted basis, assuming
3,796,000 shares issued to Syntroleum.

Transaction Rationale
• Consolidates SYNM renewable diesel IP and assets into a leading renewable fuel producer
– Provides asset diversification to stockholders
• Platform and resources to invest in next generation synthetic fuel and chemicals growth opportunities
– Natural gas to liquids (GTL), biomass to liquids (BTL)
– Phase change material (“PCM”)
– Specialty renewable products (drilling and frac fluids)
• Syntroleum IP and technologies a key driver for REG

REG:
A Leading U.S.
Biodiesel
Producer
SYNM:
Next Gen
Technologies –
Renewable
Diesel, GTL,
PCM
Strong Platform
for Growth

Proposed RFS2 Changes By EPA =
Potentially Reduced Mandates
• EPA published proposed reduced 2014 mandates versus guidelines established in Energy Policy Act of 2009
– Total renewable fuel of 15.21 vs. expected of 18.15 billion gallons
– Reduced advanced biofuel to 2.2 vs. expected of 3.75 billion gallons
– 1.28 billion gallons biomass based diesel, which is the same as 2013
• Significant excess biomass based diesel capacity likely
• Flexible feedstock capability, economies of scale and flexible fuels will be important
• Proposal now under public comment period until January 28, 2014

Best positioned players have flexible feedstock assets,
flexible fuel capabilities + economies of scale

REG/SYNM = Largest Portfolio of
Flexible Feedstock Capable Assets

Plant Location
Nameplate
Capacity MMGY
High FFA
Capable
Dynamic Fuels (50% interest) (a) Louisiana 37.5 X
REG Albert Lea Minnesota 30.0 X
REG Danville Illinois 45.0 X
REG Houston Texas 35.0
REG Mason City (b) Iowa 30.0 X
REG New Boston Texas 15.0 X
REG Newton Iowa 30.0 X
REG Ralston Iowa 12.0
REG Seneca Illinois 60.0 X
Total 294.5 247.5
REG Plants Partially Completed GA, KS, LA, NM 150.0 X
Total 444.5 397.5
a) Operations suspended in Q4 2012
b) Currently being upgraded for multiple feedstock

Result of Comprehensive Review of
Strategic Alternatives
• Board conducted comprehensive review of strategic
alternatives
– Assisted by outside financial and legal advisors
• Piper Jaffray provided a fairness opinion to the Board
stating the aggregate purchase price to be received by
Syntroleum in consideration for the asset sale was fair,
from a financial point of view, to Syntroleum
• Board firmly believes that this transaction is in the best interest of all Syntroleum stockholders

Board unanimously recommends Syntroleum
stockholders vote in favor of transaction

Roadmap to Completion
• Transaction is subject to customary closing
conditions and regulatory approvals
• Syntroleum stockholder approval required
– Stockholders expected to receive proxy materials in
February, subject to SEC review
– Stockholder meeting expected to take place in March
2014, subject to SEC review

Renewable Energy Group Overview
• Headquarters – Ames, Iowa
• Share Listing – NASDAQ / REGI
• Shares Outstanding – 36.5 million
• Current Market Capitalization – $387 million as of
12/16/13

Sources:  Shares outstanding from REG 9/30/13 10Q, market capitalization from Yahoo Finance.

Syntroleum®
Synthetic Fuels, Renewable Sources

Production R&D
Procurement
Feedstock Refining
Conversion to Fuel
Fuel Sales & Marketing
Fuel Distribution & Logistics
Customer Service & Admin

REG = Fully Integrated Biodiesel
Platform

Ability to process a wide
variety of lower cost
feedstocks into biodiesel
12 biodiesel
plants,
8 in
production and 4 partially
completed, with existing
capacity of 257 MMGPY
Leading producer of
biodiesel in the United
States marketing both REG
biodiesel and biodiesel
produced by others
Source: REG 2012 annual results presentation, updated for new REG plants.

Syntroleum®
Synthetic Fuels, Renewable Sources

Gallons Sold (mm)

REG is a Leading Biodiesel Producer

1) 1Q-3Q actual plus midpoint of REG guidance for 4Q of 65 - 75 million.
2) Source:  Compiled from data presented in REG quarterly results presentations.
150
188
256
0
50
100
150
200
250
300
2011 2012 2013E (1)
GALLONS SOLD

Synthetic Fuels, Renewable Sources

Adjusted EBITDA ($mm)

REG Generates Significant EBITDA

1) 1Q-3Q actual plus midpoint of REG guidance for 4Q of $25 - $40 million.
Source:  Compiled from data presented in REG quarterly results presentations.
$107
$97
$145
$0
$20
$40
$60
$80
$100
$120
$140
$160
2011 2012 2013E (1)
ADJUSTED EBITDA

REG Has a Strong Balance Sheet
($ in millions)
09/30/13 12/31/12 12/31/11 12/31/10
Cash $135.9 $66.8 $33.6 $6.9
Term Debt $35.5 $37.0 $85.6 $86.6
Term Debt / Total
Assets
5.1% 7.5% 17.7% 23.4%
Net Book Value $552.4 $324.8 $120.6 $35.1

Source: REG 3Q 2013 Presentation

Transaction Overview and Rationale
• Board thoroughly evaluated strategic alternatives with a goal of maximizing stockholder value
• Enables combined company to pursue revenue growth from PCM and
GTL businesses
• Board unanimously recommends Syntroleum stockholders vote in favor of the transaction with REG

Compelling transaction is a win-win for all
Syntroleum stakeholders
– Combination with REG provides strong platform for stockholders
– Confident transaction is in the best interest of all Syntroleum stockholders

Syntroleum Progress Report

Gas-to-Liquids Opportunity
• Natural gas abundant due to shale gas development
– Low gas prices/high oil price support strong GTL economics
• Syntroleum has a leading GTL technology
• Significant market opportunity (licensing and participation)
– 4,000 to 5,000 BPD GTL plants
– Feedstock flexible (methane, ethane, propane, butane)
– Manageable natural gas volumes – 40 to 50 million cubic ft/day
– Developed at the field, product sold locally
• Right technology timeline, right commercial environment

GTL a long term strategy with significant potential payoff

Syntroleum®
Synthetic Fuels, Renewable Sources

Dynamic Fuels

Execution of GTL Strategy

Steam Methane Reformer or
Autothermal Reformer
• Demonstrated
technology
• Many exist in the world
today
• Capital cost well defined
• Process guarantees
available
• 50% of project cost
Step 1: Synthesis Gas Step 2: Fischer Tropsch
Step 3: Refining
Syntroleum’s Catoosa Demo Plant
Dynamic Fuels Geismar Plant
• Operated 80 bpd Catoosa
Demo Facility 2004-2006
– Produced military grade
fuels
– Sinopec validation
• Efficacy insurance may
mitigate technology risk
• Similar technology as
Geismar Plant
• Demonstrated technology at
commercial scale
Nat
Gas
Fuels
– Reactor design
– Hydroprocessing
catalyst

Build Plants Integrated to the Gas
Field – Field GTL
• Why 4,000 to 5,000 BPD?
– Manageable gas volumes (40 – 50 million cubic ft/day)
– Manageable construction project (pre-fabricated sections)
– Sized to local, dedicated gas reserves (20 years = 300-400 bn cubic ft)
– Fuel products target local diesel markets
– Manageable capital, risk profile
• Why near the gas field?
– Field proximity lowers gathering and transmission cost
• Why an integrated project?
– Physically hedges the integrated project
– Higher margins better support debt financing

GTL Project Under Development
• 4,000 - 5,000 bpd GTL project with upstream oil
and gas company integrated to gas reserves
– Signed MOU in July 2013 to develop engineering
feasibility study and business plan
– Engineering design well under way
– Site selection proceeding – multiple sites under
consideration

What is Phase Change Material (PCM)?
•
A PCM is a substance capable of
storing and releasing energy via
melting and solidification
– Ice cubes in water regulates the
temperature to 32
o
F
• Building energy efficiency PCM
regulates temperature from 70
o
– 73 o F
– Ideal for building materials & textiles
– Multiple military applications
– 10 – 15% energy reduction targets
• Many possible delivery formats
– Sheets
– Pellets
• Composition of matter patent for
renewable PCM

PCM Applications
• Building materials
– Insulation
– PCM sheets
• HVAC
– Peak load reduction, resulting sized A/C units
– Reduction in size of military portable units
• Textiles, Outerwear
– Clothing
– Hat inserts
– Vests
– Specialized applications

Syntroleum®
Synthetic Fuels, Renewable Sources

$ millions
20% CAGR

PCM: Potential Market Opportunity
• Global PCM market is
$460 million
• Expected to reach $1.15
billion by 2018
• Building products, which
ideally suits Syntroleum’s
PCM, is one of the largest
segments

1) “Advanced Phase Change Material (PCM) Market, By Type and Application, Global Trends & Forecast to 2018”,
MarketsandMarkets, 2013
$460
$1,150
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2013 2018
Global PCM Market 1
Global PCM Market
1

PCM Commercialization Strategy
• Phase I: Continue market development work for
renewable PCM
• Phase II:  Become renewable PCM supplier using
contract manufacturers
• Phase III:  Construct a renewable PCM plant
– Stand-alone or as add-on to a GTL plant
• Phase IV: Evaluate forward vertical integration into
branded PCM products

Syntroleum Robust and Growing IP Portfolio 2012 2013 Renewables Total Patents 7 14 Total Patents Pending 19 25 Fischer Tropsch Total Patents 56 58 Total Patents Pending 4 4 Total 86 101 26

Questions and Answers